UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23963

First Trust Enhanced Private Credit Fund

(Exact name of registrant as specified in charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Ann Maurer

235 West Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

registrant's telephone number, including area code: (414) 299-2270

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

(a)	The Report to Shareholders is attached herewith.

First Trust
Capital Management

FIRST TRUST ENHANCED PRIVATE CREDIT FUND

Annual Report

March 31, 2026

First Trust Capital Management L.P. | 225 W. Wacker Dr. | Suite 2160 | Chicago, IL 60606 | P: 773.828.6700

First Trust Enhanced Private Credit Fund
This report and the Consolidated Financial Statements contained herein are provided for the general information of the shareholders of the First Trust Enhanced Private Credit Fund (the “Fund”). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

FIRST TRUST ENHANCED PRIVATE CREDIT FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
(unaudited)
Executive-Level Overview
We begin our Management Discussion of Fund Performance with an Executive-Level Overview to reaffirm our investment philosophy and provide context for how we navigated markets during the fiscal year ended March 31, 2026.
The U.S. economy remained resilient as the past fiscal year presented a constructive, though variable, backdrop for the risk assets we invest in. Economic growth slowed but stayed positive, despite a gradually cooling labor market, supported by steady consumer activity and inflationary pressure that continues to ease with occasional persistence. U.S. market conditions were shaped by the evolving trajectory of monetary policy as the Federal Reserve continued its rate-cutting cycle beyond the initial moves made in late 2024, supporting liquidity amid ongoing policy and macro uncertainty.
U.S. equity market performance broadened over the period, with market leadership extending beyond the largest U.S. technology companies to a wider set of sectors and market capitalizations. Interest rate volatility persisted, as easing at the short end of the yield curve contrasted with periodic upward pressure on longer-term yields driven by evolving growth and inflation expectations. Meanwhile, geopolitical developments and shifting trade dynamics continued to introduce intermittent volatility across markets.
Public equity markets saw intermittent repricing as analysts expectations for earnings growth, valuation multiples and the broader economic trajectory evolved. While these pricing adjustments caused near-term uncertainty, they also contributed to a more favorable environment for deploying capital during the fiscal year. Private markets also reflected these pricing dislocations, with a growing dispersion in asset pricing and more opportunities to be opportunistically selective across managers and strategies.
While we do not seek to predict market direction, we remain focused on navigating an increasingly complex macroeconomic and broader markets environment. Elevated volatility across both public and private markets continues to challenge traditional portfolio construction and reinforces the importance of discipline. Our approach remains centered on seeking to build uncorrelated portfolios that generate positive absolute returns over time across a range of market conditions, which we believe is especially relevant in today’s environment.
As is customary in our Management Discussion of Fund Performance, we will review what we believe to be the important drivers of performance and opportunity in the First Trust Enhanced Private Credit Fund (the “Fund”) for the past fiscal year.
First Trust Enhanced Private Credit Fund
Over the one-year period ended March 31, 2026, the Fund had a net total return of 10.51%. In comparison, the Fund’s benchmark, the iBoxx Liquid High Yield Index, returned 7.13% over the same period. We remain pleased with the Fund’s performance during its second fiscal year.
During its fiscal year, the Fund continued to allocate capital across what we viewed as the most attractive risk-adjusted opportunities. At March 31, 2026, the Fund’s portfolio was allocated to: direct lending (29%), asset-based lending (28%), opportunistic credit (22%), and structured credit (21%). All four sub-sectors contributed positively to the Fund’s net return over the year. The opportunistic credit sub-sector led performance (+3.57%), followed by the asset-based lending (+3.44%), structured credit (+2.02%), and direct lending (+1.48%) sub-sectors.

The Fund’s strategy leverages the deal flow across First Trust Capital Management’s broader credit footprint and is designed to provide targeted exposure to the top deals across our platform.
The opportunistic credit sub-sector, primarily focused on Significant Risk Transfer (“SRT”)/Regulatory Capital Relief Trade positions, was a top contributor during the year. Positions in this sub-sector were typically backed by hundreds of underlying loans. New issuances across the private debt universe continued to present attractive all-in yields. Underlying collateral for all SRTs currently in the Fund’s portfolio (large & mid-sized corporates, small and mid-sized enterprises, leveraged loans, autos) continued to perform well, and underlying portfolio default rates generally were at or below long-term historical averages.
The asset-based lending sub-sector also performed well, as we continued to focus on hard assets as collateral and favorable lender protections. We believe the structural protections inherent in asset-based lending provide confidence in this segment across market cycles.
In the structured credit sub-sector, the Fund opportunistically increased exposure to middle market collateral loan obligations (“CLOs”), where we viewed the spreads and entry points to be more attractive. During the year, the Fund did not have any Broadly-Syndicated Loan (“BSL”) CLO exposure. BSL CLOs faced notable headwinds this year. The Fund continued to seek opportunities to actively allocate capital into CLO positions during market dislocations.
The Fund focused its direct lending sub-sector investments on the “core” middle market, meaning a target earnings before interest, tax, depreciation and amortization ranging between approximately $25-$100 million. Investments within this sub-sector continued to perform well and were spread across over 15 industries. The Fund continued to focus on transactions that we believed had strong lender protections, no payment-in-kind, and relatively attractive spreads.
We believe private credit is an asset class that remains structurally advantaged and well-positioned to generate strong risk-adjusted returns going forward. The Fund’s portfolio aims to represent a balanced multi-sector approach to provide private credit exposure for investors, generally targeting positions with historically low loss rates and high seniority in the capital structure. Based on the yields of underlying positions within the Fund’s portfolio, the Fund’s generated income was sufficient to cover the intended distribution rate of the Fund. We maintain an optimistic outlook on private credit, viewing it as a resilient and attractive asset class for investors in the current macro environment.
As always, we thank you for your continued support and intend to work hard to maintain it. We truly appreciate your trust and confidence in First Trust Capital Management.
Kind Regards,

Michael D. Peck, CFA	Brian R. Murphy
Chief Executive Officer, Co-Chief Investment Officer mpeck@firsttrustcapital.com	Co-Chief Investment Officer bmurphy@firsttrustcapital.com

First Trust Enhanced Private Credit Fund
FUND PERFORMANCE
March 31, 2026 (Unaudited)

This graph compares a hypothetical $50,000 investment in the Fund’s shares (“Shares”) with a similar investment in the iBoxx USD Liquid High Yield Index. Results include the reinvestment of all dividends and capital gains. The index does not reflect expenses, fees, or sales charges, which would lower performance.
iBoxx USD Liquid High Yield Index consists of liquid USD high yield bonds, selected to provide a balanced representation of the USD high yield corporate bond universe. The index is unmanaged and it is not available for investment.
Average Annual Total Returns as of March 31, 2026	One Year	Since Inception
First Trust Enhanced Private Credit Fund (Inception Date July 1, 2024)	10.51%	10.70%
iBoxx USD Liquid High Yield Index TR	7.13%	8.08%
The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 1 (877) 779-1999.
For the Fund’s current expense ratios, please refer to the Consolidated Financial Highlights section of this report.
Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Enhanced Private Credit Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of First Trust Enhanced Private Credit Fund (the “Fund”), including the consolidated schedule of investments, as of March 31, 2026, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets and the consolidated financial highlights for the year then ended and the period from July 1, 2024 (commencement of operations) to March 31, 2025, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at March 31, 2026, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets and its consolidated financial highlights for the year then ended and the period from July 1, 2024 (commencement of operations) through March 31, 2025, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the custodian, agent banks, underlying managers or administrators of the private investment vehicles and brokers; when replies were not received from agent banks, an underlying manager or administrator or brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more First Trust Capital Management L.P. investment companies since 2025.
Chicago, Illinois
May 30, 2026

First Trust Enhanced Private Credit Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2026

Principal Amount ($)		Value
	ASSET-BACKED SECURITIES – 25.0%
1,500,0001	Arts SPV S.R.L. 10.570% (3-Month Euribor+855 basis points), 11/30/20412,3,4	$1,750,652
1,485,0001	Deutsche Bank AG Series 2025-1X, Class CLN, 11.530% (3-Month Euribor+950 basis points), 10/25/20352,3,4,5	1,704,614
712,2701	Fontwell II Securities 2020 Designated Activity Company Series 2020-1 Z, 13.949% (3-Month SONIA Swap+1,020 basis points), 12/18/20282,3,4	1,136,395
2,000,000	Granville Ltd. Series 25-1X, 10.130% (1-Month Term SOFR+650 basis points), 2/15/20302,3,4	1,952,038
1,302,7201	Gregory SPV S.R.L. Series 32XC, 9.872% (3-Month Euribor+775 basis points), 12/30/20452,3,4	1,505,038
1,477,6561	Landesbank Baden-Wuerttemberg Series LION-6 SNR, 9.676% (3-Month Euribor+765 basis points), 10/30/20362,3,4	1,710,011
923,9651	Lloyds Bank PLC 11.080% (SONIA+735 basis points), 12/16/20302,3,4	1,224,201
481,002	Mespil Securities Series 2021-1, Class B, 15.361% (90-Day SOFR Average+1,000 basis points), 12/8/20312,3,4,6	335,692
1,800,0001	PYMES Magdalena Series 12, Class NOTE, 9.029% (3-Month Euribor+700 basis points), 12/31/20392,3,4,5	2,100,098
612,0441	Series 11, Class NOTE, 8.534% (3-Month Euribor+650 basis points), 7/4/20542,3,4,5	710,623
5,865,2091	Santander Consumer Finance, S.A. Series 2024-1, 8.853% (3-Month STIBOR+665 basis points), 12/25/20342,3,4	620,887
18,553,2831	8.640% (3-Month CIBOR+665 basis points), 6/25/20352,3,4	2,872,579
408,7821	Santander UK PLC Series 2024-2 F, 14.950% (SONIA+750 basis points), 5/22/20342,3,4	553,997
1,000,000	St. Lawrence Corp. Series 2023-1X, Class MEZZ, 13.480% (1-Month Term SOFR+975 basis points), 5/25/20332,3,4,5,6	1,000,087
953,846	Standard Chartered Bank 14.418% (3-Month Term SOFR+1,075 basis points), 4/19/20332,3,4	992,610
	TOTAL ASSET-BACKED SECURITIES (Cost $19,392,496)	20,169,522
	BANK LOANS – 62.0%
380,208	Accuray, Inc. 1.000%, Delay Draw, 6/5/20304,7	(2,356)

First Trust Enhanced Private Credit Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

Principal Amount ($)		Value
	BANK LOANS (Continued)
2,641,489	8.322% Cash, 6.000% PIK, Term Loan (3-Month Term SOFR+1,050 basis points), 6/5/20303,4,8	$2,070,677
2,992,500	Byoma U.S., Inc. 9.655%, Term Loan (3-Month Term SOFR+600 basis points), 11/17/20273,4	2,932,650
1,374,917	C3 Rentals, LLC 11.668%, Term Loan (1-Month Term SOFR+800 basis points), 4/22/20273,4	1,388,666
8,000,000	Catalyst Brands, LLC 11.790%, Term Loan (1-Month Term SOFR+813 basis points), 9/17/20303,4	8,000,000
1,985,000	Connect America.com, LLC 9.450%, Term Loan (3-Month Term SOFR+575 basis points), 12/31/20283,4	1,913,540
2,002,589	Dorel Industries, Inc. 9.410% Cash, 2.500% PIK, Term Loan (3-Month Term SOFR+0 basis points), 9/29/20303,4,8	1,882,604
2,105,621	Ipsen Group Holding GmbH 7.173% Cash, 7.000% PIK, Term Loan (1-Month Term SOFR+1,075 basis points), 7/31/20293,4,8	2,046,696
365,810	Litigation Trust Class A- 1 DIP Interest 0.000% Cash, 10.000% PIK, 12/31/20264,8,9	365,810
444,201	Litigation Trust Class A- 2 DIP Interest 0.000% Cash, 10.000% PIK, 12/31/20264,8,9	444,201
3,276,237	Minds + Assembly, LLC 8.700%, Term Loan (3-Month Term SOFR+500 basis points), 10/28/20263,4	3,256,580
182,292	0.500%, Revolver, 10/28/20264,7	—
4,702,957	Nephron Pharmaceuticals Corp. 12.892%, Term Loan (3-Month Term SOFR+920 basis points), 1/31/20283,4	4,679,442
2,459,720	Progress Lighting, LLC 14.170%, Term Loan (3-Month Term SOFR+1,050 basis points), 9/18/20293,4	2,401,452
1,306,867	Riccobene Associates 8.418%, Term Loan (1-Month Term SOFR+475 basis points), 11/12/20273,4	1,299,026
135,318	0.500%, Revolver, 11/12/20274,7	—
279,499	8.418%, Delay Draw (1-Month Term SOFR+475 basis points), 1/10/20283,4	277,822
7,149,024	Shryne Group, Inc. 14.887% Cash, 1.000% PIK, Term Loan (1-Month Term SOFR+1,122 basis points), 5/26/20263,4,8	7,149,023

First Trust Enhanced Private Credit Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

Principal Amount ($)		Value
	BANK LOANS (Continued)
3,012,795	Sugar Creek Packing Co. 12.426%Cash, 3.000% PIK, Term Loan (1-Month Term SOFR+875 basis points), 1/9/20313,4,8	$2,887,724
9,328	Summit Spine & Joint Centers 8.418%, Revolver (1-Month Term SOFR+475 basis points), 3/18/20283,4	9,268
1,023,246	8.418%, Term Loan (1-Month Term SOFR+475 basis points), 3/18/20283,4	1,016,595
310,945	1.000%, Delay Draw, 3/18/20284,7	—
503,589	Super Sod, LLC 0.500%, Revolver, 3/10/20324,7	(5,039)
629,824	1.000%, Delay Draw, 3/10/20324,7	(3,149)
3,023,156	8.417%, Term Loan (1-Month Term SOFR+475 basis points), 3/10/20323,4	2,992,925
2,994,102	West Side Holdco, LLC 13.000%, Term Loan, 9/3/20274,9	3,143,807
	TOTAL BANK LOANS (Cost $49,960,389)	50,147,964
	COLLATERALIZED LOAN OBLIGATIONS – 10.4%
2,000,000	ABPCI Direct Lending Fund CLO LP Series 2024-19A, Class E, 11.317% (3-Month Term SOFR+765 basis points), 10/30/20363,5,10	1,991,216
1,500,000	Fortress Credit Opportunities CLO, LLC Series 2022-19I, Class ER, 11.672% (3-Month Term SOFR+800 basis points), 10/15/20363,5	1,480,558
2,450,000	MCF CLO Ltd. Series 2019-1A, Class ER, 11.728% (3-Month Term SOFR+806 basis points), 4/17/20363,5,6,10	2,446,949
2,500,000	Series 2018-1A, Class ER, 11.668% (3-Month Term SOFR+800 basis points), 4/18/20363,5,6,10	2,500,335
	TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $8,511,914)	8,419,058

Number of Shares
PRIVATE INVESTMENT VEHICLES – 13.5%
INVESTMENT PARTNERSHIPS – 0.3%
N/A	APD SSC Equity LP4,11	249,410

First Trust Enhanced Private Credit Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

Principal Amount ($)		Value
	PRIVATE INVESTMENT VEHICLES (Continued)
	PRIVATE COLLATERALIZED LOAN OBLIGATIONS – 13.2%
3,560,100	Fortress Credit Opportunities CLO, LLC Series XXVII, 1/28/20354	$4,207,326
537,800	GPG Loan Funding, LLC 4/29/20344	567,303
2,418,014	MCF CLO 12, LLC 2/24/20284	2,782,892
1,784,318	NXT Capital CLO, LLC Series 2026-1, 6/24/20284	1,990,049
1,052,096	Private Credit Fund C-1 Holdco, LLC Series 2023-1, 7/11/20334	1,090,119
		10,637,689
	TOTAL PRIVATE INVESTMENT VEHICLES (Cost $9,593,213)	10,887,099
Number of Shares
	WARRANTS – 0.3%
633,932	Accuray, Inc., Expiration Date: December 31, 2028*,4	193,441
27,813	Dorel Industries, Inc. – Class B, Expiration Date: September 30, 20324	37,188
	TOTAL WARRANTS (Cost $505,078)	230,629
Principal Amount ($)
	SHORT-TERM INVESTMENTS – 0.9%
60,000	Morgan Stanley Institutional Liquidity Fund – Government Portfolio – Institutional Class, 3.51%12	60,000
701,438	UMB Bank, Money Market Special II Deposit Investment, 3.43%12	701,438
	TOTAL SHORT-TERM INVESTMENTS (Cost $761,438)	761,438
	TOTAL INVESTMENTS – 112.1% (Cost $88,724,528)	90,615,710
	Liabilities in Excess of Other Assets – (12.1)%	(9,782,127)
	TOTAL NET ASSETS – 100.0%	$80,833,583
CIBOR – Copenhagen Interbank Offered Rate
Euribor – Euro Interbank Offered Rate
LLC – Limited Liability Company
LP – Limited Partnership
PLC – Public Limited Company
SOFR – Secured Overnight Financing Rate
SONIA – Sterling Overnight Index Average
STIBOR – Stockholm Interbank Offered Rate

First Trust Enhanced Private Credit Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

* Non-income producing security.
1 Principal Amount denoted in local currency.
2 All or a portion of this investment is a holding of FTEPCF Cayman Sub1 Ltd.
3 Floating rate security, upon which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
4 The value of these securities was determined using significant unobservable inputs. These are reported as Level 3 securities in the Fair Value Hierarchy.
5 Callable.
6 Foreign security denominated in U.S. Dollars.
7 Represents an unfunded loan commitment. The rate disclosed is equal to the commitment fee. The negative fair value is the result of the capitalized discount on the loan or the unfunded commitment being valued below par.
8 Payment-in-kind interest is generally paid by issuing additional par of the security rather than paying cash.
9 Variable rate security, upon which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
10 Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $6,938,500, which represents 8.58% of the total net assets of the Fund.
11 Investment does not issue shares.
12 The rate is the annualized seven-day yield at period end.
See accompanying Notes to Consolidated Financial Statements.

First Trust Enhanced Private Credit Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

Securities With Restrictions On Redemptions	Redemptions Permitted	Redemption Notice Period	Cost	Fair Value	Original Acquisition Date
APD SSC Equity LP1	Not permitted	N/A	$249,410	$249,410	2/23/2026
Totals			$249,410	$249,410
1 Securities generally offered in private placement transactions and as such are illiquid and generally restricted as to resale.
See accompanying Notes to Consolidated Financial Statements.

First Trust Enhanced Private Credit Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
	Counterparty	Currency Exchange	Settlement Date	Currency Amount Purchased (Sold)	Value at Settlement Date	Value at March 31, 2026	Unrealized Appreciation (Depreciation)
PURCHASE CONTRACTS
Euro	BNP Paribas	EUR per USD	4/15/2026	$61,000	$70,919	$70,559	$(360)
Euro	BNP Paribas	EUR per USD	5/15/2026	61,000	71,022	70,656	(366)
GBP	BNP Paribas	GBP per USD	4/15/2026	9,000	12,015	11,912	(103)
GBP	BNP Paribas	GBP per USD	5/15/2026	9,000	12,015	11,911	(104)
SEK	BNP Paribas	SEK per USD	4/15/2026	2,000	217	211	(6)
SEK	BNP Paribas	SEK per USD	5/15/2026	2,000	217	211	(6)
TOTAL PURCHASE CONTRACTS					166,405	165,460	(945)
SALE CONTRACTS
Euro	BNP Paribas	EUR per USD	4/15/2026	$(3,737,000)	$(4,377,073)	$(4,322,605)	$54,468
Euro	BNP Paribas	EUR per USD	5/15/2026	(3,607,000)	(4,296,803)	(4,177,960)	118,843
Euro	BNP Paribas	EUR per USD	6/15/2026	(3,615,000)	(4,206,739)	(4,192,875)	13,864
GBP	BNP Paribas	GBP per USD	4/15/2026	(717,000)	(964,817)	(949,009)	15,808
GBP	BNP Paribas	GBP per USD	5/15/2026	(872,000)	(1,191,196)	(1,154,065)	37,131
GBP	BNP Paribas	GBP per USD	6/15/2026	(695,000)	(932,412)	(919,664)	12,748
SEK	BNP Paribas	SEK per USD	4/15/2026	(1,577,000)	(172,379)	(166,723)	5,656
SEK	BNP Paribas	SEK per USD	5/15/2026	(2,543,000)	(286,155)	(269,251)	16,904
SEK	BNP Paribas	SEK per USD	6/15/2026	(2,514,800)	(274,841)	(266,672)	8,169
TOTAL SALE CONTRACTS					(16,702,415)	(16,418,824)	283,591
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS					$(16,536,010)	$(16,253,364)	$282,646
EUR – Euro
GBP – British Pound
SEK – Swedish Krona
USD – United States Dollar
See accompanying Notes to Consolidated Financial Statements.

First Trust Enhanced Private Credit Fund
CONSOLIDATED PORTFOLIO COMPOSITION
As of March 31, 2026 (Unaudited)

Country of Incorporation*	Value	Percent of Total Net Assets
Canada	$37,188	0.1%
Denmark	2,872,579	3.6%
European Union	6,670,315	8.3%
Spain	2,810,721	3.5%
Sweden	620,887	0.8%
United Kingdom	2,914,593	3.6%
United States	74,689,427	92.2%
Total Investments	90,615,710	112.1%
Liabilities in Excess of Other Assets	(9,782,127)	(12.1)%
Total Net Assets	$80,833,583	100.0%
* This table does not include forward foreign currency exchange contracts. Please refer to the Consolidated Schedule of Investments for information on forward foreign currency exchange contracts.
See accompanying Notes to Consolidated Financial Statements.

First Trust Enhanced Private Credit Fund
CONSOLIDATED SUMMARY OF INVESTMENTS
As of March 31, 2026 (Unaudited)

Security Type/Sector*	Percent of Total Net Assets
Asset-Backed Securities	25.0%
Bank Loans	62.0%
Collateralized Loan Obligations	10.4%
Private Investment Vehicles
Investment Partnerships	0.3%
Private Collateralized Loan Obligations	13.2%
Total Private Investment Vehicles	13.5%
Warrants	0.3%
Short-Term Investments	0.9%
Total Investments	112.1%
Liabilities in Excess of Other Assets	(12.1)%
Total Net Assets	100.0%

* This table does not include forward foreign currency exchange contracts. Please refer to the Consolidated Schedule of Investments for information on forward foreign currency exchange contracts.
See accompanying Notes to Consolidated Financial Statements.

First Trust Enhanced Private Credit Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
As of March 31, 2026

Assets:
Investments, at value (cost $87,963,090)	$89,854,272
Short-term investments, at value (cost $761,438)	761,438
Unrealized appreciation on forward foreign currency exchange contracts	283,591
Cash denominated in foreign currency, at value (cost $3,132)	3,296
Cash	446,961
Receivables:
Interest	833,835
Investment securities sold	19,786
Prepaid expenses	108,865
Total assets	92,312,044
Liabilities:
Line of credit payable (Note 12)	10,618,864
Unrealized depreciation on forward foreign currency exchange contracts	945
Payables:
Investment securities purchased	7,553
Distributions	479,817
Legal fees	108,247
Incentive Fees	71,139
Pricing and research expense	69,780
Audit fees	34,250
Management Fees (Note 3)	27,436
Fund services expense	16,576
Tax services fees	16,077
Trustees’ fees and expenses	12,000
Shareholder reporting fees	10,686
Chief Compliance Officer fees	4,800
Accrued other expenses	291
Total liabilities	11,478,461
Commitments and Contingencies (Note 3 and Note 11)
Net Assets	$80,833,583
See accompanying Notes to Consolidated Financial Statements.

First Trust Enhanced Private Credit Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES — Continued
As of March 31, 2026

Components of Net Assets:
Paid-in capital (par value of $0.001 per share with an unlimited number of shares authorized)	$80,331,775
Total distributable earnings (accumulated deficit)	501,808
Net Assets	$80,833,583
Maximum Offering Price per Share:
Net assets applicable to shares outstanding	$80,833,583
Shares of beneficial interest issued and outstanding	8,484,709*
Offering and redemption price per share	$9.53
* The Fund had a 2.5-1 stock split after the close of business January 5, 2026. See Note 1 in the accompanying Notes to Consolidated Financial Statements.
See accompanying Notes to Consolidated Financial Statements.

First Trust Enhanced Private Credit Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended March 31, 2026

Investment Income:
Interest (net of foreign withholding taxes of $11,535)	$8,927,388
Total investment income	8,927,388
Expenses:
Incentive Fees (Note 3)	1,102,357
Management Fees (Note 3)	729,472
Legal fees	360,077
Pricing and research expense	245,965
Interest expense (Note 12)	114,085
Fund services expense	91,917
Shareholder reporting fees	78,942
Trustees’ fees and expenses	56,500
Audit fees	48,500
Chief Compliance Officer fees	26,515
Unused line of credit fees (Note 12)	13,182
Tax services fees	8,000
Registration fees	6,242
Insurance fees	4,013
Offering costs (Note 2)	3,199
SEC fees	1,001
Miscellaneous	7,317
Total expenses	2,897,284
Management Fees waived	(204,039)
Net expenses	2,693,245
Net investment income (loss)	6,234,143
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	59,780
Forward foreign currency exchange contracts	(836,375)
Foreign currency transactions	49,570
Net realized gain (loss)	(727,025)
Net change in unrealized appreciation/depreciation on:
Investments	1,140,303
Forward foreign currency exchange contracts	608,065
Foreign currency translations	(5,772)
Net change in unrealized appreciation/depreciation	1,742,596
Net realized and unrealized gain (loss)	1,015,571
Net Increase (Decrease) in Net Assets from Operations	$7,249,714
See accompanying Notes to Consolidated Financial Statements.

First Trust Enhanced Private Credit Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended March 31, 2026	For the Period July 1, 2024* Through March 31, 2025
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$6,234,143	$2,382,618
Net realized gain (loss) on investments, forward foreign currency exchange contracts and foreign currency transactions	(727,025)	162,098
Net change in unrealized appreciation/depreciation on investments, forward foreign currency exchange contracts and foreign currency translations	1,742,596	428,742
Net increase (decrease) in net assets from operations	7,249,714	2,973,458
Distributions to Shareholders:
From net investment income	(6,736,359)	(3,023,620)
From return of capital	(2,128,944)	(991,981)
Total distributions to shareholders	(8,865,303)	(4,015,601)
Capital Transactions:
Net proceeds from shares sold	25,706,600	54,754,000
Reinvestment of distributions	3,868,970	2,066,116
Cost of shares redeemed	(2,904,371)	—
Net increase (decrease) in net assets from capital transactions	26,671,199	56,820,116
Total increase (decrease) in net assets	25,055,610	55,777,973
Net Assets:
Beginning of period	55,777,973	—
End of period	$80,833,583	$55,777,973
Capital Share Transactions:1
Shares sold	2,651,295	5,522,135
Shares reinvested	400,789	210,943
Shares redeemed	(300,453)	—
Net increase (decrease) in capital share transactions	2,751,631	5,733,078
* Commencement of operations.
1 The Fund had a 2.5-1 stock split after the close of business January 5, 2026. See Note 1 in the accompanying Notes to Consolidated Financial Statements.
See accompanying Notes to Consolidated Financial Statements.

First Trust Enhanced Private Credit Fund
CONSOLIDATED STATEMENT OF CASH FLOWS
For the Year Ended March 31, 2026

Cash flows provided by (used in) operating activities:
Net increase (decrease) in net assets from operations to	$7,249,714
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of long-term portfolio investments	(54,906,209)
Sales of long-term portfolio investments	19,832,977
Change in short-term (gain) loss investments, net	6,575,731
Net amortization on investments	(178,161)
Net realized (gain) loss on investments	(59,780)
Net realized (gain) loss on paydowns	(152,661)
Net change in unrealized appreciation/depreciation on investments	(1,140,303)
Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts	(608,065)
Return of capital dividends received	95,605
(Increase) Decrease in operating assets:
Interest	158,213
Investments securities sold	(10,132)
Prepaid expenses	(106,054)
Deferred offering costs	3,199
Increase (Decrease) in operating liabilities:
Investment securities purchased	7,553
Legal fees	46,922
Incentive Fees (Note 3)	(65,210)
Pricing and research fees	52,416
Audit fees	(15,750)
Management Fees (Note 3)	27,436
Fund services expense	3,421
Tax services fees	77
Trustees’ fees and expenses	(3,000)
Shareholder reporting fees	3,886
Chief Compliance Officer fees	3,000
Accrued other expenses	(709)
Net cash provided by (used in) operating activities	(23,185,884)
Cash flows provided by (used in) financing activities:
Proceeds from shares sold	20,960,508
Payments for fund shares repurchased	(2,904,371)
Dividends paid to shareholders, net of reinvestments	(5,075,410)
Draw on line of credit	15,918,864
Paydowns on line of credit	(5,300,000)
Net cash provided by (used in) financing activities	23,599,591
Net increase (decrease) in cash	413,707
Cash and foreign currency:
Beginning of period balances:
Cash	34,443
Cash denominated in foreign currency, at value	2,107
Total beginning of period balances	36,550
End of period balances:
Cash	446,961
Cash denominated in foreign currency, at value	3,296
Total end of period balances	$450,257
Supplemental disclosure of non-cash activities:
Reinvested dividends	$3,868,970
Supplemental disclosure of cash flow information:
Interest paid	$114,085
See accompanying Notes to Consolidated Financial Statements.

First Trust Enhanced Private Credit Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per share operating performance.1
For a capital share outstanding throughout each period.
	For the Year Ended March 31, 2026	For the Period July 1, 2024* Through March 31, 2025
Net asset value, beginning of period	$9.73	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss)2	0.82	0.64
Net realized and unrealized gain (loss)	0.15	0.13
Total from investment operations	0.97	0.77
Less Distributions:
From net investment income	(0.80)	(0.70)
Return of capital	(0.37)	(0.34)
Total distributions	(1.17)	(1.04)
Net asset value, end of period	$9.53	$9.73
Total return3	10.51%	8.08%4
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$80,834	$55,778
Ratio of expenses to average net assets: (including Incentive Fees)
Before fees waived and expenses absorbed5	3.96%	4.47%6
After fees waived and expenses absorbed5	3.68%7	3.47%6,7
Ratio of net investment income to average net assets: (including Incentive Fees)
Before fees waived and expenses absorbed	8.24%	7.65%6
After fees waived and expenses absorbed	8.52%7	8.65%6,7
Ratio of expenses to average net assets: (excluding Incentive Fees)
Before fees waived and expenses absorbed5	2.45%	2.80%6
After fees waived and expenses absorbed5	2.17%7	1.80%6,7
Ratio of net investment income to average net assets: (excluding Incentive Fees)
Before fees waived and expenses absorbed	9.75%	9.32%6
After fees waived and expenses absorbed	10.03%7	10.32%6,7
Portfolio turnover rate	28%	39%4
Senior Securities
Total borrowings (000’s) omitted)	$10,619	$—
Asset coverage per $1,000 unit of senior indebtedness8	$8,612	$—

* Commencement of operations.
1 The Fund had a 2.5-1 stock split after the close of business January 5, 2026. See Note 1 in the accompanying Notes to Consolidated Financial Statements. All per share information has been retroactively adjusted to reflect this stock split.
2 Based on average shares outstanding during the period.
3 Total returns would have been lower had expenses not been waived or absorbed by the Investment Adviser. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
4 Not annualized.
See accompanying Notes to Consolidated Financial Statements.

First Trust Enhanced Private Credit Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS — Continued

5 If interest expense and unused line of credit fees had been excluded, the expense ratios would have been lowered by 0.17% for the year ended March 31, 2026, and would have remained the same for the period ended March 31, 2025.
6 Annualized.
7 Total return would have been higher/lower had fees not been recovered/waived by the Investment Adviser. See Note 3 in the accompanying Notes to Consolidated Financial Statements.
8 Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
See accompanying Notes to Consolidated Financial Statements.

First Trust Enhanced Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2026

Note 1 — Organization
First Trust Enhanced Private Credit Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund operates under an Agreement and Declaration of Trust dated April 10, 2024 (the “Declaration of Trust”). First Trust Capital Management L.P. (the “Investment Adviser”) serves as the investment adviser to the Fund. The Investment Adviser is an investment adviser registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Fund has elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).
The Fund’s investment objective is to achieve total return through income and capital appreciation. The Fund seeks to achieve its investment objective by investing across the full spectrum of structured and private credit, in which the focus of the Fund will be to offer exposure to both bank syndicated and non-bank originated debt instruments. Under normal market conditions, the Fund seeks to achieve its investment objective by allocating at least 80% of its net assets, plus the amount of any borrowings for investment purposes, to a portfolio of private credit instruments.
On December 3, 2025, the Trust’s Board of Trustees (the “Board” and the members thereof, “Trustees”) approved a two and a half for one share split for Shares, effective after the close of business on January 5, 2026. On January 6, 2026, holders of Shares (each, a “Shareholder”) were deemed to hold two and a half Shares for every one Share previously held as of the close of business on January 5, 2026. The Share split did not change the total value of the Shareholders’ investments in the Fund. This Share split has been retroactively adjusted in the Consolidated Financial Statements.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services — Investment Companies.
(a) Consolidation of Subsidiary
The Fund may make investments through its subsidiary, FTEPCF Cayman Sub1 Ltd., (the “Subsidiary”) a wholly-owned and controlled subsidiary formed under the laws of the Cayman Islands. The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights of the Fund include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. The Subsidiary is advised by the Investment Adviser and acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies specified in the Fund’s prospectus and statement of additional information. As of March 31, 2026, the net assets of the Subsidiary were $20,435,914, representing 25.28% of the Fund’s consolidated total net assets.
The Subsidiary is an exempted company incorporated in the Cayman Islands with limited liability. It has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. The Subsidiary has elected to be disregarded as an entity separate from the Fund for U.S. federal income tax purposes.
Note 2 — Significant Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its Consolidated Financial Statements. The preparation of Consolidated Financial Statements in conformity with generally accepted accounting principles in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Consolidated Financial Statements. Actual results could differ from these estimates.

First Trust Enhanced Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

(a) Valuation of Investments
UMB Fund Services, Inc. (“UMBFS”), the Fund’s administrator, calculates the Fund’s net asset value (“NAV”) as of the close of business on the last day of each month and at such other times as the Fund’s Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board (each, a “Determination Date”).
For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated the Investment Adviser as the valuation designee (in such capacity, the “Valuation Designee”) for the Fund to perform in good faith the fair value determination relating to all Fund investments, under the Board’s oversight. The Investment Adviser carries out its designated responsibilities as Valuation Designee through its Valuation Committee. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.
The Valuation Designee may value the Fund’s portfolio securities for which market quotations are not readily available and other Fund assets by utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources.
Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued at the last sale price or the official closing price on the exchange or system where such securities are principally traded for the business day as of the relevant Determination Date. If no sale or official closing price of particular securities is reported on a particular day, the securities will be valued at the closing bid price for securities held long, or the closing ask price for securities held short, or if a closing bid or ask price, as applicable, is not available, at either the exchange or system-defined closing price on the exchange or system in which such securities are principally traded. Over-the-counter (“OTC”) securities not quoted on the Nasdaq Stock Market will be valued at the last sale price on the relevant Determination Date or, if no sale occurs, at the last bid price, in the case of securities held long, or the last ask price, in the case of securities held short, at the time NAV is determined. Equity securities for which no prices are obtained under the foregoing procedures, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the Valuation Designee not to reflect the fair value, will be valued at the bid price, in the case of securities held long, or the ask price, in the case of securities held short, supplied by one or more dealers making a market in those securities or one or more brokers. Futures index options will be valued at the mid-point between the last bid price and the last ask price on the relevant Determination Date at the time NAV is determined.
Fixed-income securities, except for private debt investments discussed below, with a remaining maturity of sixty (60) days or more, will normally be valued according to dealer-supplied mean quotations or mean quotations from a recognized pricing service. Fixed-income securities for which market quotations are unavailable or are believed by the Valuation Designee not to reflect fair value will be valued based upon broker-supplied quotations provided that if such quotations are unavailable or are believed by the Valuation Designee not to reflect fair value, such fixed-income securities will be valued using valuation models that take into account spread and daily yield changes on government securities

First Trust Enhanced Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

in the appropriate market (e.g., matrix pricing). High quality investment grade debt securities (e.g., treasuries, commercial paper, etc.) with a remaining maturity of sixty (60) days or less are valued at amortized cost, which the Valuation Designee has determined to approximate fair value.
The Valuation Designee will evaluate each private debt investment’s fair value based on numerous factors, including but not limited to, changes in credit risk, construction risk, the financial strength of the borrower and the debt instrument’s spread to U.S. Treasuries. The Fund will also engage qualified external valuation consultants to provide valuation information, typically on a quarterly basis, but at least semi-annually. The Fund will generally value any private debt investments at the lesser of their amortized cost or the mid-point of any valuation range as provided by a qualified external valuation consultant. In certain circumstances, the Valuation Designee may determine that this amount does not represent the fair value of the private debt investment based on current market conditions. In such an instance, the Valuation Designee will fair value the investment using another methodology. In its fair valuation assessment process, the Valuation Designee may consider any information it deems appropriate including from external valuation consultants.
The Fund values its investments in private investment vehicles (generally private vehicles that are excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act) at the value determined by each private investment vehicle in accordance with such private investment vehicle’s valuation policies and reported at the time of the Fund’s valuation. The Fund will determine the fair value of such private investment vehicle based on the most recent final or estimated value reported by the private investment vehicle, as well as any other relevant information available at the time the Fund values its portfolio. A substantial amount of time may elapse between the pricing of Fund assets and the receipt of valuation information from the underlying manager of a private investment vehicle. Where deemed appropriate by the Valuation Designee and consistent with the Investment Company Act, investments in private investment vehicles may be valued at cost. Cost will be used only when cost is determined to best approximate the fair value of the particular private investment vehicle under consideration.
The Fund will generally value shares of open-end and closed-end investment companies that do not trade on one or more of the U.S. national securities exchanges at their respective NAVs.
Warrants for which market quotations are not readily available will be fair valued based on the underlying investment. The Fund will engage qualified external valuation consultants to provide valuation information, typically on a quarterly basis, but at least semi-annually. The Fund will generally value warrants at the mid-point of any valuation range as provided by a qualified external valuation consultant. In certain circumstances, the Valuation Designee may determine that this amount does not represent the fair value of the warrant based on current market conditions. In such an instance, the Valuation Designee will fair value the investment using another methodology. In its fair valuation assessment process, the Valuation Designee may consider any information it deems appropriate including from external valuation consultants.
Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the NAV of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities will be valued at fair value as determined in good faith by the Valuation Designee.
Investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s NAV if the judgments regarding appropriate valuations should prove incorrect.

First Trust Enhanced Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

(b) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted as of 4:00 PM Eastern Standard Time. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.
The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gains or losses on investments and foreign currency.
Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.
(c) Private Investment Vehicles
The Fund may invest in private investment vehicles (i.e., investment funds that would be investment companies but for the exemptions under Section 3(c)(1) or 3(c)(7) of the Investment Company Act) that invest or trade in a wide range of securities. When the Fund invests in securities issued by private investment vehicles, it will bear its pro rata portion of the private investment vehicles’ expenses. These expenses are in addition to the direct expenses of the Fund’s own operations, thereby increasing indirect costs and potentially reducing returns to Fund Shareholders. A private investment vehicle in which the Fund invests has its own investment risks, and those risks can affect the value of such private investment vehicle’s shares and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of a private investment vehicle will be achieved. A private investment vehicle may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investment from such private investment vehicle at a time that is unfavorable to the Fund. In addition, one private investment vehicle may buy the same securities that another private investment vehicle sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.
(d) Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts (“forward contracts”) under which it is obligated to exchange currencies on specified future dates at specified rates, which are subject to the risk of foreign exchange rate fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on forward foreign currency exchange contracts. The Fund records realized gains or losses at the time the forward contract is settled. Counter parties to these forward contracts are major U.S. financial institutions.
(e) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income and expense is recorded net of applicable withholding taxes on the ex-dividend date and interest income and expense, including where applicable, accretion of discount and amortization of premium on investments, is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may

First Trust Enhanced Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Consolidated Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.
Some or all of the interest payments of a loan or preferred equity may be structured in the form of paid-in-kind (“PIK”), which accrues to cost and principal on a current basis but is generally not paid in cash until maturity or some other determined payment date. Interest payments structured in the form of PIK are subject to the risk that a borrower could default when actual cash interest or principal payments are due.
(f) Federal Income Taxes
The Fund intends to continue to comply with the requirements of Subchapter M of the Code applicable to RICs and to distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for Consolidated Financial Statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.
ASC 740 Income Taxes, (“ASC 740”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the Consolidated Financial Statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations.
ASC 740 requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the Internal Revenue Service statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of March 31, 2026, and for the period from the commencement of the Fund’s operations on July 1, 2024 through March 31, 2026, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(g) Distributions to Shareholders
The Fund intends to make monthly distributions to Shareholders equal to 12% annually of the Fund’s NAV per Share (the “Distribution Policy”). At a meeting held on March 5, 2026, the Board approved a decrease in the monthly distributions that the Fund intends to make to shareholders from 12% to 10.50% annually. The change will be effective on May 1, 2026, and will affect the distributions beginning in June 2026. This predetermined dividend rate may be modified by the Board from time to time, and may be increased to the extent of the Fund’s investment company taxable income that it is required to distribute in order to maintain its status as a RIC. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The

First Trust Enhanced Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for Consolidated Financial Statement and tax purposes.
For financial reporting purposes, dividends and distributions to Shareholders are recorded on the ex-date. If, for any distribution, available cash is less than the amount of this predetermined dividend rate, then assets of the Fund will be sold and such disposition may generate additional taxable income. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as the remaining net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gains, such excess amount distributed would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Payments in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the Shares. After such adjusted tax basis is reduced to zero, the payment would constitute capital gain (assuming the Shares are held as capital assets). The Distribution Policy may, under certain circumstances, have certain adverse consequences to the Fund and Shareholders because it may result in a return of capital resulting in less of a Shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The Distribution Policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain.
A Shareholder whose Shares are registered in their own name will automatically be a participant under the Fund’s dividend reinvestment program (the “DRIP”) and have all income dividends and/or capital gains distributions automatically reinvested in Shares unless such Shareholder, at any time, specifically elects to receive income dividends and/or capital gains distributions in cash.
(h) Organizational and Offering Costs
Organizational costs consist of the costs of forming the Fund, drafting of bylaws, administration, custody and transfer agency agreements and legal services in connection with the initial meeting of the Board. Offering costs consist of the costs of preparation, review and filing with the SEC the Fund’s registration statement, the costs of preparation, review and filing of any associated marketing or similar materials, the costs associated with the printing, mailing or other distribution of the Private Placement Memorandum, Statement of Additional Information and/or marketing materials and the amounts of associated filing fees and legal fees associated with the offering. The aggregate amount of the organizational costs and offering costs reflected in the Consolidated Statement of Operations are $0 and $3,199, respectively.
Organizational costs are expensed as they are incurred. Offering costs are amortized to expense over twelve months on a straight-line basis.
(i) Segments
An operating segment is defined in ASC 280 — Segment Reporting as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance and has discrete financial information available. The Fund’s President acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of the Fund’s single investment objective which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation

First Trust Enhanced Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

decisions for the Fund’s single segment, is consistent with that presented within the Fund’s Consolidated Financial Statements. The total return and performance of the Fund is reflected within the accompanying Consolidated Financial Highlights. Segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Consolidated Statement of Operations.
Note 3 — Investment Advisory and Other Agreements and Activity with Affiliates
The Fund has entered into an investment advisory agreement (the “Agreement”) with the Investment Adviser. Pursuant to the Agreement, the Fund has agreed to pay the Investment Adviser a monthly fee, in arrears, equal to 1.00% on an annualized basis of the Fund’s net assets determined as of month-end (the “Management Fee”), subject to certain adjustments. The Investment Adviser voluntarily waived its Management Fees through June 30, 2025. The Investment Adviser terminated this voluntary reduction effective July 1, 2025. The Investment Adviser will not seek recoupment of Management Fees it waived pursuant to this voluntary waiver. The Investment Adviser waived its Management Fees totaling $163,157 under this voluntary arrangement for the period from April 1, 2025 to June 30, 2025.
Under the terms of the Agreement, the Fund also pays the Investment Adviser an incentive fee (the “Incentive Fee”). The Incentive Fee is calculated and payable monthly in arrears in an amount equal to 15.0% of the Fund’s realized “Pre-Incentive Fee Net Investment Income” for the immediately preceding month, subject to the Hurdle Rate, defined and described below. “Pre-Incentive Fee Net Investment Income” is defined as interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees that the Fund (or its wholly-owned subsidiary) receives from portfolio companies) accrued during the calendar month, minus the Fund’s operating expenses for the month (including the Management Fee, expenses and fees payable to UMBFS, any interest expense and dividends paid on any issued and outstanding preferred Shares and credit agreements, but excluding the Incentive Fee and any Shareholder servicing and/or distribution fees). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature, accrued income that the Fund has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized appreciation or depreciation. The Incentive Fee attributable to Pre-Incentive Fee Net Investment Income that is paid to the Investment Adviser in a given month may be calculated on the basis of an amount that is greater than the amount of net investment income actually received by the Fund for such month. Payment of the Incentive Fee shall be subject to a Hurdle Rate, expressed as a rate of return on the Fund’s net assets equal to 0.42% per month (or an annualized Hurdle Rate of 5%) (the “Hurdle Rate”), subject to a “catch up” feature. For purposes of the Incentive Fee, net assets shall be calculated for the relevant month as the NAV of the Fund as of the first business day of each month. No Incentive Fee is payable to the Investment Adviser on capital gains whether realized or unrealized.
The portion of such Incentive Fee that is attributable to deferred interest (such as PIK interest or original issue discount) will be paid to the Investment Adviser, without interest, only if and to the extent the Fund actually receives such deferred interest in cash, and any accrual will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such amounts would reduce net income for the month by the net amount of the reversal (after taking into account the reversal of Incentive Fees payable) and would result in a reduction of the Incentive Fees for such month. No Incentive Fee is payable to the Investment Adviser on capital gains, whether realized or unrealized. In addition, the amount of the Incentive Fee is not affected by any realized or unrealized losses that the Fund may suffer. For the year ended March 31, 2026, the Investment Adviser earned Incentive Fees totaling $1,102,357. The voluntary waiver of Investment Management Fees may help the Investment Adviser achieve the Hurdle Rate and collect the Incentive Fee.
The Investment Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Adviser

First Trust Enhanced Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the total annual expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, Incentive Fees, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization and extraordinary expenses, such as litigation expenses) do not exceed 2.00% of the average daily net assets of the Fund (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Investment Adviser may recoup amounts waived or assumed, provided they are able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (i) the Expense Limit in effect at the time of the waiver and (ii) the Expense Limit in effect at the time of the recoupment. The current term of the Expense Limit and Reimbursement Agreement is through April 25, 2027. Thereafter, the Expense Limitation and Reimbursement Agreement will automatically renew for consecutive one-year terms unless terminated by the Fund or the Investment Adviser upon 30 days’ advance written notice. Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, Incentive Fees, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses are excluded from the Expense Limit, total annual expenses (after fee waivers and expense reimbursements) are expected to exceed 2.00%.
For the year ended March 31, 2026, the Investment Adviser waived its fees in the amount of $40,882. The potential recoverable amount is noted as “Commitments and contingencies” as reported on the Consolidated Statement of Assets and Liabilities. As of March 31, 2026, the amount of these potentially recoverable expenses was $40,882. The Investment Adviser may recapture all or a portion of this amount no later than March 31, 2029.
First Trust Portfolios L.P., an affiliate of the Investment Adviser, currently serves as the Fund’s distributor. UMBFS serves as the Fund’s fund accountant, transfer agent and administrator; and UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.
A Trustee is an affiliate, and an officer of the Fund is an employee, of UMBFS. The Fund does not compensate Trustees and officers affiliated with UMBFS or the Investment Adviser. For the year ended March 31, 2026, the Fund’s fees incurred for Trustees are reported on the Consolidated Statement of Operations.
Vigilant Compliance, LLC provides Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s fees incurred for CCO services for the year ended March 31, 2026 are reported on the Consolidated Statement of Operations.
Note 4 — Federal Income Taxes
The Fund has elected to be treated and intends to continue to qualify as a RIC for federal income tax purposes. As a RIC, the Fund will generally not be subject to federal corporate income tax, provided that it distributes out all of its income and gains each year.
At March 31, 2026, gross unrealized appreciation and depreciation of investments owned by the Fund based on cost for federal income tax purposes, were as follows:
Cost of investments	$89,315,743
Gross unrealized appreciation	$2,676,597
Gross unrealized depreciation	(1,093,984)
Net unrealized appreciation on investments and derivatives	$1,582,613
The difference between cost amounts for Consolidated Financial Statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in securities transactions.

First Trust Enhanced Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per Share. For the year ended March 31, 2026, permanent differences in book and tax accounting have been reclassified as follows:
Increase (Decrease)
Paid-in Capital	Total Accumulated Deficit
$(29,019)	$29,019
As of March 31, 2026, the components of accumulated earnings (deficit) on a tax basis were as follows:
Accumulated capital and other losses	$(266,285)
Unrealized appreciation (depreciation) on investments	1,580,123
Other temporary differences	(812,030)
Total accumulated earnings (deficit)	$501,808
The tax character of distributions paid during the tax year ended March 31, 2026, and for the period from commencement of July 1, 2024 through March 31, 2025, were as follows:
Distribution paid from:	2026	2025
Ordinary income	$6,736,359	$3,023,620
Tax return of capital	2,128,944	991,981
Total distributions	$8,865,303	$4,015,601
As of March 31, 2026, the Fund had no short-term and long-term net capital loss carryover.
As of March 31, 2026, the Fund had no qualified late-year ordinary losses, which are deferred until fiscal year 2026 for tax purposes.
As of March 31, 2026, the Fund had $107,023 in short-term post-October capital losses and $159,262 in long-term post-October capital losses, which are deferred until fiscal year 2027 for tax purposes. Capital losses incurred after October 31, and within the year are deemed to arise on the first day of the Fund’s next taxable year.
Note 5 — Investment Transactions
For the year ended March 31, 2026, purchases and sales of investments, excluding short-term investments, were $54,906,209 and $19,832,977, respectively.
Note 6 — Indemnifications
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements cannot be known; however, the Fund expects any risk of loss to be remote.
Note 7 — Repurchase of Shares
At the discretion of the Board and provided that it is in the best interests of the Fund and Shareholders to do so, the Fund intends to provide a limited degree of liquidity to Shareholders by conducting tender offers every six months occurring on the last business day of June and December. In each tender offer, the Fund may offer to repurchase its Shares at their NAV as determined as of the relevant valuation date. Each tender offer will be for an amount up to 3.5% of the Fund’s Shares outstanding. If the number of Shares tendered for repurchase exceeds the number the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will

First Trust Enhanced Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

not have all of their tendered Shares repurchased by the Fund. Repurchases will be made at such times and on such terms as maybe determined by the Board, in its sole discretion. However, no assurance can be given that repurchases will occur or that any Shares properly tendered will be repurchased by the Fund. The Fund may choose not to conduct a tender offer of its outstanding Shares or may choose to conduct a tender offer for less than 3.5% of its outstanding Shares. Investors may not have access to the money invested in the Fund for an indefinite time.
The results of the repurchase offers conducted during the year ended March 31, 2026, are as follows:
	Repurchase Offer	Repurchase Offer
Commencement Date	May 16, 2025	December 1, 2025
Repurchase Request Date	June 30, 2025	December 31, 2025
Repurchase Pricing Date	June 30, 2025	December 31, 2025
Net Asset Value as of Repurchase Pricing Date	$24.28	$24.11
Amount Repurchased	$2,348,908	$555,463
Percentage of Outstanding Shares Repurchased	3.47%	0.70%
Note 8 — Fair Value Measurements
ASC 820, Fair Value Measurement (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement.
Under ASC 820, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:
•
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

First Trust Enhanced Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

In accordance with Accounting Standards Update (“ASU”) 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent), investments valued at the NAV as practical expedient are not included in the fair value hierarchy. As such, investments in Private Investment Vehicles with a fair value of $1,657,422 are excluded from the fair value hierarchy as of March 31, 2026.
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy as of March 31, 2026:
	Level 1	Level 2	Level 3	Total
Assets
Investments
Asset-Backed Securities	$—	$—	$20,169,522	$20,169,522
Bank Loans	—	—	50,147,964	50,147,964
Collateralized Loan Obligations	—	8,419,058	—	8,419,058
Private Investment Vehicles
Investment Partnerships	—	—	249,410	249,410
Private Collateralized Loan Obligations	—	—	10,637,689	10,637,689
Warrants	—	—	230,629	230,629
Short-Term Investments	761,438	—	—	761,438
Total Investments	$761,438	$8,419,058	$81,435,214	$90,615,710
Other Financial Instruments*
Forward foreign currency contracts	$—	$283,591	$—	$283,591
Total Assets	$761,438	$8,702,649	$81,435,214	$90,899,301
Liabilities
Other Financial Instruments*
Forward foreign currency contracts	$—	$945	$—	$945
Total Liabilities	$—	$945	$—	$945

* Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:
	Asset-Backed Securities	Bank Loans	Private Investment Vehicles	Warrants	Total
Balance as of March 31, 2025	$—	$28,894,483	$—	$—	$28,894,483
Transfers into Level 3	11,741,579	—	8,647,640	—	20,389,219
Transfers out Level 3	—	—	—	—	—
Net gains (losses) for the period	—	1,532,608	—	—	1,532,608
Purchases	8,427,943	21,566,047	2,239,459	230,629	32,464,078
Sales	—	(1,845,174)	—	—	(1,845,174)
Balance as of March 31, 2026	$20,169,522	$50,147,964	$10,887,099	$230,629	$81,435,214

First Trust Enhanced Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

	Asset-Backed Securities	Bank Loans	Private Investment Vehicles	Warrants	Total
Change in unrealized gains (losses) for the period for assets held at the end of the reporting period	$777,026	$(164,391)	$1,293,886	$(274,449)	$1,632,072

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of March 31, 2026:
Investments	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Range of Input(s)	Weighted Average	Impact on Valuation from an Increase (Decrease) in Input
Asset-Backed Securities	$12,960,280	Discounted Cash Flow	Discount Margin	6.10% - 7.90%	7.10%	Decrease
			Conditional Prepayment Rate	0.00 - 10.00%	5.30%	Decrease
			Constant Default Rate	0.10% - 0.95%	0.64%	Decrease
			Reinvestment Rate	0.00% - 72.00%	56.20%	Decrease
	7,209,242	Discounted Cash Flow	Discount Margin	5.64% - 9.55%	7.03%	Decrease
			Conditional Prepayment Rate	0.00 - 10.00%	4.70%	Decrease
			Constant Default Rate	0.20% - 10.14%	0.96%	Decrease
			Reinvestment Rate	57.0% - 84.9%	65.50%	Decrease
			Correlation	50.00% - 50.00%	50.00%	Decrease
			Weighted Average Pool Credit Spread	0.52% - 10.47%	1.47%	Decrease
Bank Loans	3,143,807	Coverage	EBITDA Multiple	5.50x - 5.50x	5.50x	Increase
	40,321,685	Income Approach	Market Yield	8.25% - 25.65%	13.84%	Decrease
	810,011	Liquidation Approach	Expected Sale Proceeds	N/A	N/A	Increase
	5,872,461	Transaction Price	Transaction Price	N/A	N/A	Increase
Private Investment Vehicles	8,980,267	Income Approach	Market Yield	17.80% - 21.60%	19.73%	Decrease
	249,410	Transaction Price	Transaction Price	N/A	N/A	Increase
	1,657,422	Adjusted Net Asset Value	Reported Net Asset Value/Fair Value Adjustments	N/A	N/A	Increase
Warrants	230,629	Black-Scholes	Volatility	45.00% - 101.68%	93.35%	Increase
Note 9 — Derivatives and Hedging Disclosures
ASC 815, Derivatives and Hedging (“ASC 815”) requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.

First Trust Enhanced Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations are presented in the tables below. The fair values of derivative instruments as of March 31, 2026, by risk category are as follows:
	Derivatives Not Designated as Hedging Instruments
	Forward Foreign Currency Exchange Contracts	Total
Assets
Foreign exchange	$283,591	$283,591
	$283,591	$283,591
Liabilities
Foreign exchange	$945	$945
	$945	$945
The effects of derivative instruments on the Consolidated Statement of Operations for the year ended March 31, 2026, by risk exposure are as follows:
	Derivatives Not Designated as Hedging Instruments
	Forward Foreign Currency Exchange Contracts	Total
Realized Gain (Loss) on Derivatives
Foreign exchange	$(836,375)	$(836,375)
	$(836,375)	$(836,375)
	Derivatives Not Designated as Hedging Instruments
	Forward Foreign Currency Exchange Contracts	Total
Net Change in Unrealized Appreciation/Depreciation on Derivatives
Foreign exchange	$608,065	$608,065
	$608,065	$608,065

First Trust Enhanced Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

The notional amount and the number of contracts as of March 31, 2026 are included on the Consolidated Schedule of Investments. The quarterly average volumes of derivative instruments for the year ended March 31, 2026 are as follows:
Derivatives Not Designated as Hedging Instruments
Forward Foreign Currency Exchange Contracts	Notional amount	$(15,242,488)
Note 10 — Disclosures about Offsetting Assets and Liabilities
ASU 2011-11, Disclosures about Offsetting Assets and Liabilities, requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.
The Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes included with International Swaps and Derivatives Association (“ISDA”) Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.
The Fund’s Consolidated Statement of Assets and Liabilities presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the Consolidated Statement of Assets and Liabilities to present below. Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the Consolidated Statement of Assets and Liabilities and net amounts are presented below:
Unrealized Appreciation/ Depreciation on Forward Foreign Currency Exchange Contracts	Counterparty	Gross Amounts Recognized in Consolidated Statement of Assets and Liabilities	Amounts Not Offset in Consolidated Statement of Assets and Liabilities
			Financial Instruments*	Cash Collateral**	Net Amount
Forward foreign currency exchange contracts – assets	BNP Paribas	$283,591	$(945)	$—	$282,646
Forward foreign currency exchange contracts – liabilities	BNP Paribas	$(945)	$945	$—	$—
* Amounts relate to Master Netting Agreements and collateral agreements (for example, ISDA) which have been determined by the Investment Adviser to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.
** The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the Consolidated Statement of Assets and Liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.
Note 11 — Commitments
Bank loans may be structured to be fully funded at the time of investment or include unfunded investment commitments, which are contractual obligations for future funding. The potential investment commitments are noted as “Commitments and contingencies” as reported on the Consolidated Statement of Assets and Liabilities. As of March 31, 2026, unfunded commitments totaled $2,142,446

First Trust Enhanced Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

for which net unrealized loss of $(8,188) are included in the related value column of the Consolidated Schedule of Investments for such commitments.
Unfunded Commitment
Bank Loans
Accuray, Inc.	$380,208
Minds + Assembly, LLC	182,292
Riccobene Associates	135,318
Summit Spine & Joint Centers	310,945
Super Sod, LLC	629,824
Super Sod, LLC	503,859
Total Unfunded Commitments	$2,142,446
Note 12 — Credit Agreements
The Fund, as the borrower, has entered into a credit agreement (the “TriState Agreement”), with TriState Capital Bank as the lender. The TriState Agreement establishes a commitment by the lender to make revolving loans to the Fund in an aggregate principal amount not in excess of $5,000,000, which may be increased from time to time upon mutual agreement by the parties. The expiration date of the Tristate Agreement is January 21, 2026. As of February 18, 2026, the Fund terminated the TriState Agreement. In connection with the TriState Agreement, the Fund has made certain customary representations and warranties and is required to comply with various customary covenants, reporting requirements and other requirements including maintaining a loan to value ratio of 3:00 to 1:00 at any time. The TriState Agreement contains events of default customary for similar financing transactions, including: (i) the failure to make principal, interest or other payments when due after the applicable grace period; (ii) the insolvency or bankruptcy of the Fund; or (iii) a change of management of the Fund. Upon the occurrence and during the continuation of an event of default, the lender may declare the outstanding advances and all other obligations under the TriState Agreement immediately due and payable. The Fund’s obligations to the lender under the TriState Agreement are secured by a first-priority security interest in substantially all of the assets of the Fund.
For the year ended March 31, 2026, the Fund incurred a cost related to the setup and maintenance of the TriState Agreement as reported on the Consolidated Statement of Operations. The average annualized interest rate, average daily loan balance, maximum loan amount outstanding and amount recorded as interest expense in the Consolidated Statement of Operations related to the TriState Agreement for the fifty-three (53) specific days the Fund had outstanding borrowings were 6.544%, $1,198,113, $2,000,000, and $11,384, respectively.
The Fund, as the borrower, has entered into a credit agreement (the “PNC Agreement”), with PNC Bank, National Association as the lender. The PNC Agreement establishes a commitment by the lender to make revolving loans to the Fund in an aggregate principal amount not in excess of $15,000,000, which may be increased from time to time upon mutual agreement by the parties. The expiration date of the PNC Agreement is February 16, 2029. In connection with the PNC Agreement, the Fund has made certain customary representations and warranties and is required to comply with various customary covenants, reporting requirements and other requirements including maintaining a loan to value ratio of 3:00 to 1:00 at any time. The PNC Agreement contains events of default customary for similar financing transactions, including: (i) the failure to make principal, interest or other payments when due after the applicable grace period; (ii) the insolvency or bankruptcy of the Fund; or (iii) a change of management of the Fund. Upon the occurrence and during the continuation of an event of

First Trust Enhanced Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

default, the lender may declare the outstanding advances and all other obligations under the PNC Agreement immediately due and payable. The Fund’s obligations to the lender under the PNC Agreement are secured by a first-priority security interest in substantially all of the assets of the Fund.
For the year ended March 31, 2026, the Fund incurred a cost related to the setup and maintenance of the PNC Agreement as reported on the Consolidated Statement of Operations. The average annualized interest rate, average daily loan balance, maximum loan amount outstanding and amount recorded as interest expense in the Consolidated Statement of Operations for the forty-one (41) specific days the Fund had outstanding borrowings under the PNC Agreement were 6.053%, $9,033,498, $10,618,864, and $62,276, respectively. As of March 31, 2026, the Fund had $10,618,864 in outstanding borrowings under the PNC Agreement.
Note 13 — Risk Factors
An investment in the Fund involves various risks. The Fund allocates assets to investment funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counterparty defaults.
No guarantee or representation is made that the investment program will be successful.
Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses and/or other public health issues, financial institution instability, threatened or actual imposition of tariffs, recessions or other events may have a significant impact on a security or instrument. Tensions, war or open conflict between nations, such as recently between Russia and Ukraine, in the Middle East or in eastern Asia, could affect the economies of many nations, including the United States. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the markets in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, bank failures, restrictions on investment and/or monetary movement including the forced selling of securities or the inability to participate in impacted markets. The United States has enacted or proposed to enact significant tariffs, (which the U.S. Supreme Court recently ruled were unconstitutional) and various federal agencies have been directed to further evaluate key aspects of U.S. trade policy, which could potentially lead to significant changes to current policies, treaties, and tariffs. Significant uncertainty remains about the United States’s future relationships with other countries with respect to such trade policies, treaties, military conflicts, sanctions and potential tariffs. These developments, or the perception thereof, may have a material adverse effect on global trade, trade between the impacted nations and the United States, the stability of global financial markets and overall global economic conditions. These events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.
Note 14 — Events Subsequent to the Fiscal Period End
On April 23, 2026, the Fund’s registration statement under the Securities Act of 1933 was declared effective to permit the Fund to operate as an interval fund pursuant to Rule 23c-3 under the Investment Company Act. Prior to this date, the Fund operated as a tender offer fund registered under the Investment Company Act. As an interval fund, the Fund, pursuant to Rule 23c-3 under the Investment

First Trust Enhanced Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

Company Act, will conduct periodic repurchase offers for no less than 5% of the Fund’s outstanding shares at NAV. The Fund expects to conduct its initial repurchase offer in June 2026. While the minimum semi-annual repurchase offer amount will be 5%, the amount of each semi-annual repurchase offer will be subject to approval of the Board of Trustees. Additional information regarding the Fund’s operations as an interval fund is available in the Fund’s prospectus and statement of additional information.

First Trust Enhanced Private Credit Fund
FUND MANAGEMENT
March 31, 2026 (Unaudited)

The members of the Board and the Fund’s officers and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years, is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board, and is available without charge, upon request, by calling the Fund at (877) 779-1999.
INDEPENDENT TRUSTEES
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES***
David G. Lee Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chairman and Trustee	Chairman Since Inception; Trustee Since Inception	Retired (Since 2012); President and Director, Client Opinions, Inc. (2003 – 2012); Chief Operating Officer, Brandywine Global Investment Management (1998 – 2002).	33	None
Robert Seyferth Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Retired (Since 2009); Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993 – 2009).	33	None
Gary E. Shugrue Year of Birth: 1954 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since September 2021	Retired (Since 2023); Managing Director, Veritable LP (investment advisory firm) (2016 – 2023); Founder/ Chief Investment Officer, Ascendant Capital Partners, LP (private equity firm) (2003 – 2018).	33	Trustee, Quaker Investment Trust (1 portfolio) (registered investment company).

First Trust Enhanced Private Credit Fund
FUND MANAGEMENT — Continued
March 31, 2026 (Unaudited)

INTERESTED TRUSTEE AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES***
Terrance P. Gallagher**** Year of Birth: 1958 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Retired (Since October 2025); Trustee, Investment Managers Series Trust II (registered investment company) (2013 – Present); Executive Vice President and Trust Platform Director, UMB Fund Services, Inc. (2024 – October 2025); President, Investment Managers Series Trust II (registered investment company) (2013 – April 2025); Executive Vice President and Director of Fund Accounting, Administration and Tax, UMB Fund Services, Inc. (2007 – 2023).	33	Trustee, Investment Managers Series Trust II (262 portfolios) (registered investment company).
Michael Peck Year of Birth: 1980 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	President	Since Inception	Chief Executive Officer and Co-CIO, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012 – Present) President and Co-CIO, Vivaldi Capital Management LP (2012 – 2024); Portfolio Manager, Coe Capital Management (2010 – 2012); Senior Financial Analyst and Risk Manager, the Bond Companies (2006 – 2008).	N/A	N/A

First Trust Enhanced Private Credit Fund
FUND MANAGEMENT — Continued
March 31, 2026 (Unaudited)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES***
Chad Eisenberg Year of Birth: 1982 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	Chief Operating Officer, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012 – Present); Chief Operating Officer, Vivaldi Capital Management LP (2012 – 2024); Director, Coe Capital Management LLC (2010 – 2011).	N/A	N/A
Bernadette Murphy Year of Birth: 1964 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since 2021	Director, Vigilant Compliance, LLC (investment management solutions firm) (2018 – Present).	N/A	N/A
Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since September 2018	Senior Vice President, Registered Funds Product Manager (August 2025 – Present); Senior Vice President, Client Services (2017 − 2025); Vice President, Senior Client Service Manager (2013 − 2017); Assistant Vice President, Client Relations Manager (2002 – 2013), UMB Fund Services, Inc.	N/A	N/A
* Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed or resigns or, among other events, upon the Trustee’s death, incapacity or retirement. Officers hold office until their successors are chosen and qualified and serve at the pleasure of the Trustees.
** As of March 31, 2026, the fund complex consists of the AFA Asset Based Lending Fund, Agility Multi-Asset Income Fund, Aspiriant Capital Appreciation Fund, Aspiriant Real Assets Fund, Destiny Alternative Fund, Felicitas Private Markets Fund, Felicitas Income Fund, First Trust Alternative Opportunities Fund, First Trust Hedged Strategies Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, FT Vest Hedged Equity Income Fund: Series A2, FT Vest Hedged Equity Income Fund: Series A3, FT Vest Hedged Equity Income Fund: Series A4, FT Vest Hedged Equity Income Fund: Series B1, FT Vest Hedged Equity Income Fund: Series B2, FT Vest Hedged Equity Income Fund: Series B3, FT Vest Rising Dividend Achievers Total Return Fund, FT Vest Total Return Income Fund: Series A1, FT Vest Total Return Income Fund: Series A2, FT Vest Total Return Income Fund: Series A3, FT Vest Total Return Income Fund: Series A4, FT Vest Total Return

First Trust Enhanced Private Credit Fund
FUND MANAGEMENT — Continued
March 31, 2026 (Unaudited)

Income Fund: Series B1, FT Vest Total Return Income Fund: Series B2, FT Vest Total Return Income Fund: Series B3, FT Vest Total Return Income Fund: Series B4, Infinity Core Alternative Fund, Pender Real Estate Credit Fund, Variant Alternative Income Fund, Variant Alternative Lending Fund and Variant Impact Fund.
*** As of March 31, 2026.
**** Mr. Gallagher is deemed to be an interested person of the Fund because of his affiliation with the Fund’s administrator, UMBFS.

First Trust Enhanced Private Credit Fund
FUND INFORMATION
March 31, 2026 (Unaudited)

Board Consideration of the Continuation of the Investment Advisory Agreement
At the meeting of the Board of Trustees (the “Board” and the members thereof, “Trustees”) held on March 4 – 5, 2026 (the “Meeting”), the Board, including a majority of Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the continuation of the investment management agreement between First Trust Capital Management L.P. (the “Investment Adviser”) and First Trust Enhanced Private Credit Fund (the “Fund”) (the “Investment Management Agreement”). In advance of the Meeting, the Independent Trustees requested and received materials from the Investment Adviser to assist them in considering the approval of the Investment Management Agreement. Among other things, the Board reviewed reports from third parties and management about the below factors. The Board did not consider any single factor as controlling in determining whether or not to approve the Investment Management Agreement. Nor are the items described herein all-encompassing of the matters considered by the Board. The Board engaged in a detailed discussion of the materials with management of the Investment Adviser. The Independent Trustees then met separately with their independent counsel for a full review of the materials. Following these sessions, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Investment Management Agreement.
NATURE, EXTENT AND QUALITY OF SERVICES
The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser to the Fund under the Investment Management Agreement, including the selection of Fund investments. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Investment Adviser to the Fund, including, among other things, providing office facilities, equipment, and personnel. The Board reviewed and considered the qualifications of the portfolio managers and other key personnel of the Investment Adviser who provide the investment advisory and administrative services to the Fund. The Board determined that the Investment Adviser’s portfolio managers and key personnel are well-qualified by education and/or training and experience to perform the services for the Fund in an efficient and professional manner. The Board also took into account the Investment Adviser’s compliance policies and procedures, including those used by the Investment Adviser to determine the value of the Fund’s investments. The Board concluded that the overall quality of the advisory and administrative services provided to the Fund was satisfactory.
PERFORMANCE
The Board considered the investment performance of the Investment Adviser with respect to the Fund, noting that the Investment Adviser also acted as investment adviser to certain funds with a similar investment objective and strategy, and considering the performance of those funds in absolute and relative terms. The Board considered performance information of the Fund compared to twenty four comparable credit/income focused unlisted closed-end funds selected by an independent third party (collectively, “Peer Group”), as well as one relevant index. The Board noted that while the Fund had outperformed the Peer Group median and average for the one-year period ended September 30, 2026, and three-month period ended September 30, 2025, the Fund underperformed against the relevant index for the one-year period ended September 30, 2025. The Board considered the overall performance of the Fund and concluded that the performance of the Fund was satisfactory.
FEES AND EXPENSES
The Board reviewed and considered the advisory fee rate, incentive fee and total net expense ratio of the Fund. The Board compared the advisory fees and total net expense ratio for the Fund with various comparative data, including a third-party report on the advisory fees, incentive fee and expenses of the

First Trust Enhanced Private Credit Fund
FUND INFORMATION — Continued
March 31, 2026 (Unaudited)

Fund’s Peer Group. The Board noted that the Fund’s advisory fees, exclusive of the incentive fee, were lower than the Peer Group median and average, while total net expenses were higher than the Peer Group median and average, after taking into account acquired fund fees and expenses. If acquired fund fees and expenses were not included, the Fund’s net expenses remained higher than its Peer Group median and average. In addition, the Board noted that the Investment Adviser had contractually agreed to limit the Fund’s total annual operating expenses for automatically renewing consecutive one-year terms unless the agreement was terminated. The Board concluded that the advisory fees paid by the Fund and total net expense ratio were reasonable and satisfactory in light of the services provided.
BREAKPOINTS AND ECONOMIES OF SCALE
The Board considered that the structure of the Fund’s advisory fees under the Investment Management Agreement did not include breakpoints. The Board noted the Investment Adviser’s continued assertion that the breakpoints were not needed at current asset levels but it would re-evaluate as the Fund’s assets grew. The Board concluded that the Fund’s advisory fees were reasonable and satisfactory in light of the services provided.
PROFITABILITY OF INVESTMENT ADVISER
The Board reviewed and considered information regarding the costs incurred and profits realized by the Investment Adviser from its relationship with the Fund. The Board also reviewed the Investment Adviser’s financial condition, which is noted appeared stable. The Board determined that the compensation to the Investment Adviser from the Fund was reasonable and that the Investment Adviser’s the financial condition was adequate.
ANCILLARY BENEFITS AND OTHER FACTORS
The Board also discussed other benefits to be received by the Investment Adviser from its management of the Fund including, without limitation, reputational benefits and the ability to market advisory services for similar products or other funds managed by the Investment Adviser in the future. The Board noted that the Investment Adviser was an affiliate of the Fund’s distributor (the “Distributor”) and that the Distributor received certain fees for its role as distributor and for other services related to the Fund that were paid by the Investment Adviser. The Board further considered that a registered investment adviser affiliated with the Investment Adviser received separate management fees with respect to Fund shares held by clients of the affiliate registered investment adviser, noting that the Investment Adviser did not participate in the separate fees earned by the affiliate registered investment adviser. The Board further noted that the Investment Adviser did not have affiliations with the Fund’s transfer agent, fund accountant or custodian, and therefore, did not derive any benefits from the relationships those parties had with the Fund. The Board concluded that the advisory fees were reasonable in light of the fall-out benefits.
GENERAL CONCLUSION
Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded it to be in the best interest of the Fund and its shareholders to approve the continuance of the Investment Management Agreement.
Matters Submitted for Shareholder Vote
A special meeting of shareholders of the First Trust Enhanced Private Credit Fund was held on December 9, 2025. Shareholders voted on the two proposals and cast their votes as described below. At the meeting, holders of 1,536,318 shares were represented, constituting a quorum. Both proposals were approved by shareholders.

First Trust Enhanced Private Credit Fund
FUND INFORMATION — Continued
March 31, 2026 (Unaudited)

Approval of the adoption of a fundamental policy for the First Trust Enhanced Private Credit Fund to conduct periodic repurchases of its outstanding shares, in accordance with Rule 23c-3 under the Investment Company Act of 1940.
For	Against	Abstain
1,536,318	0	0
Approval of the First Trust Enhanced Private Credit Fund’s utilization of and operation under a manager of mangers exemptive order which will allow the Fund’s Investment Adviser to enter into and materially amend affiliated and unaffiliated sub-advisory agreements with respect to the Fund in the future without shareholder approval, subject to prior approval by the Board of Trustees of the Fund.
For	Against	Abstain
1,536,318	0	0
CUSIP
First Trust Enhanced Private Credit Fund	33744J100
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at www.sec.gov or without charge and upon request by calling the Fund at (877) 779-1999.
Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (877) 779-1999 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.
Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 779-1999 or on the SEC website at www.sec.gov.
Qualified Dividend Income
For the period ended December 31, 2025, 0.00% of dividends to be paid from net investment income, including short term capital gains from the Fund (if any), are designated as qualified dividend income.
Corporate Dividends Received Deduction
For the period ended December 31, 2025, 0.00% of the dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), are designated as dividends received deduction available to corporate shareholders.
Section 163(j) Interest Dividends
For the period ended December 31, 2025, the Fund designated approximately 81.79% of its taxable ordinary income dividends, (dividend income and short-term gains, if any), or up to the maximum amount allowable, as Section 163(j) Interest Dividends. The Fund intends to pass through Section 163(j) Interest Dividends as defined in Proposed Treasury Regulation §1.163(j)-1(b).

First Trust Enhanced Private Credit Fund
FUND INFORMATION — Continued
March 31, 2026 (Unaudited)

Section 199A Dividends
For the period ended December 31, 2025, the Fund designated approximately 0.00% of its taxable ordinary income dividends, (dividend income and short-term gains, if any), or up to the maximum amount allowable, as Section 199A dividends. Non-corporate shareholders of the Fund meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the Fund as Section 199A dividends.
Short-Term Capital Gains Designation
For the period ended December 31, 2025, the Fund designated $15,916 as short-term capital gain distributions.
Long-Term Capital Gains Designation
For the period ended December 31, 2025, the Fund designated $0 as long-term capital gain distributions.
In early 2026, if applicable, shareholders of record received the above information on QDI and Section 199A for the distribution paid to them by the Fund during the calendar year 2025 via Form 1099.
The Fund will notify shareholders in early 2027 of amounts paid to them by the Fund, if any, during the calendar year 2026.
First Trust Enhanced Private Credit Fund
235 West Galena Street
Milwaukee, WI 53212
Toll Free: (877) 779-1999

(b)	Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, the registrant has not included a copy of the notice herewith.

ITEM 2. CODE OF ETHICS.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)	The registrant does not intend to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website.

(f)	The registrant has included with this filing, pursuant to Item 19(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	As of the end of the period covered by the report, the registrant’s board of trustees has determined that Mr. David G. Lee and Mr. Robert Seyferth are qualified to serve as the audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a)	The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are $40,000 for the period July 1, 2024 (commencement of operations) to March 31, 2025 and $85,000 for 2026.

Audit-Related Fees

(b)	The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for the period July 1, 2024 (commencement of operations) to March 31, 2025 and $0 for 2026.

Tax Fees

(c)	The aggregate fees billed for professional services rendered by the principal accountant for the review and preparation of tax returns are $16,000 for the period July 1, 2024 (commencement of operations) to March 31, 2025 and $33,000 for 2026.

All Other Fees

(d)	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item is $0 for the period July 1, 2024 (commencement of operations) to March 31, 2025 and $0 for 2026.

(e)	(1) The registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the fiscal period April 1, 2025 through March 31, 2026 that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the fiscal year of the registrant was $0 for the period July 1, 2024 (commencement of operations) to March 31, 2025 and $0 for 2026.

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i)	Not applicable.

(j)	Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	Not applicable.

(b)	Not applicable

ITEM 6. INVESTMENTS.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The information is included as part of the report to shareholders filed under Item 1(a) of this form.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

First Trust Capital Management L.P.

PROXY POLICY AND PROCEDURE

INTRODUCTION

First Trust Capital Management L.P. (“FTCM”) acts as either the advisor or sub-advisor to a number of registered investment companies, and manager or general partner to a number of non-registered private investment companies (referred to collectively as the “Funds”). In accord with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, FTCM has adopted the following policies and procedures to provide information on FTCM’s proxy policy (the “Proxy Policy and Procedure”). These policies and procedures apply only to FTCM. Investment managers engaged as a sub-advisor for at least one of the Funds are required to vote proxies in accord with their own policies and procedures and any applicable management agreements, as agreed upon in the sub-advisory agreement.

GENERAL GUIDELINES

FTCM’s Proxy Policy and Procedure is designed to ensure that proxies are voted in a manner (i) reasonably believed to be in the best interests of the Funds and their shareholders1 and (ii) not affected by any material conflict of interest. FTCM considers shareholders’ best economic interests over the long term (i.e., addresses the common interest of all shareholders over time). Although shareholders may have differing political or social interests or values, their economic interest is generally uniform.

FTCM has adopted voting guidelines to assist in making voting decisions on common issues. The guidelines are designed to address those securities in which the Funds generally invest and may be revised in FTCM’s discretion. Any non-routine matters not addressed by the proxy voting guidelines are addressed on a case-by-case basis, considering all relevant facts and circumstances at the time of the vote, particularly where such matters have a potential for major economic impact on the issuer’s structure or operations. In making voting determinations, FTCM typically will rely on the individual portfolio managers who invest in and track particular companies as they are the most knowledgeable about, and best suited to make decisions regarding, particular proxy matters. In addition, FTCM may conduct research internally and/or use the resources of an independent research consultant. FTCM may also consider other materials such as studies of corporate governance and/or analyses of shareholder and management proposals by a certain sector of companies and may engage in dialogue with an issuer’s management.

FTCM acknowledges its responsibility to identify material conflicts of interest related to voting proxies. FTCM’s employees are required to disclose to the Chief Compliance Officer (“CCO”) any personal conflicts, such as officer or director positions held by them, their spouses or close relatives, in any publicly traded company. Conflicts based on business relationships with FTCM, any affiliate or any person associated with FTCM, will be considered only to the extent that FTCM has actual knowledge of such relationships. FTCM then takes appropriate steps to address identified conflicts. Typically, in those instances when a proxy vote may present a conflict between the interests of the Fund, on the one hand, and FTCM’s interests or the interests of a person affiliated with FTCM on the other, FTCM will abstain from making a voting decision and will document the decision and reasoning for doing so.

1 Actions taken in accord with the best interests of the Funds and their shareholders are those which align most closely with the Funds’ stated investment objectives and strategies.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

In some cases, the cost of voting a proxy may outweigh the expected benefits. For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person. In such situations, FTCM may abstain from voting a proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

In certain cases, securities on loan as part of a securities lending program may not be voted. Nothing in the proxy voting policies shall obligate FTCM to exercise voting rights with respect to a portfolio security if it is prohibited by the terms of the security or by applicable law or otherwise.

FTCM will not discuss with members of the public how they intend to vote on any particular proxy proposal.

SPECIAL CONSIDERATIONS

The registered investment companies are subject to the restrictions of Sections 12(d)(1)(A)(i) and (B)(i) of the Investment Company Act of 1940 (the “Act”). Generally, these provisions require that any fund and any entity controlled by that fund (including ETFs that are registered investment companies) may not (i) own, in the aggregate, more than three percent (3%) of the total outstanding voting securities of any registered open-end or closed-end investment company, including money market funds2; (ii) invest more than 5% of its total net assets in any one investment company; or (iii) invest more than 10% of its total assets in the securities of other investment companies. Section 12(d)(1)(F) of the Act provides that the Section 12(d)(1) limitations do not apply to the securities acquired by a fund if (x) immediately after the purchase or acquisition of not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund, and (y) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than one and a half percent (1.5%). In the event that one of Funds relies upon Section 12(d)(1)(F), FTCM, acting on behalf of the Fund, will, when voting with respect to any investment company owned by the Fund, comply with either of the following voting restrictions:

●	Seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

●	Vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

●	In addition to Section 12(d)(1)(F), Rule 12d1-4 under the Act states that a registered investment company (“Acquiring Fund”) may purchase or otherwise acquire the securities issued by another registered investment company (the “Acquired Fund”) in excess of the limits of Section 12(d)(1) and an Acquired Fund may sell or otherwise dispose of the securities issued by the Acquiring Fund in excess of the limits of Section 12(d)(1) if certain conditions are met. One of the conditions is that if the Acquiring Fund and its advisory group (as defined by Rule 12d1-4), in aggregate (A) hold more than 25% of the outstanding voting securities of an Acquired Fund that is a registered open-end management investment company or registered unit investment trust as a result of a decrease in the outstanding voting securities of an Acquired Fund, or (B) hold more than 10% of the outstanding voting securities of an Acquired Fund that is a registered closed-end management investment company or business development company, each of those holders will vote its securities in the same proportion as the vote of all other holders of such securities. When relying on Rule 12d1-4, the Fund will comply with such voting restrictions as required by Rule 12d1-4 and any applicable provision in the respective Fund of Funds Agreement with the Acquired Fund.

2 The three percent (3%) limit is measured at the time of investment.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

ISS ProxyEdge

FTCM has a contractual relationship with Institutional Shareholder Services Inc. (“ISS”) through which ISS provides certain proxy management services to FTCM’s portfolio management teams. Specifically, ISS (i) provides access to the ISS ProxyExchange web-based voting and research platform to access vote recommendations, research reports, execute vote instructions and run reports relevant to Subscriber’s proxy voting environment; (ii) implements and maps FTCM’s designated proxy voting policies to applicable accounts and generates vote recommendations based on the application of such policies; and (iii) monitors FTCM’s incoming ballots, performs ballot-to-account reconciliations with FTCM and its third party providers to help ensure that ISS is receiving all ballots for which FTCM has voting rights. As part of our compliance procedures, FTCM’s Compliance Department reviews ISS on a periodic basis. The procedures performed include obtaining and reviewing certain compliance and operational related documents and reviewing a sample of proxies voted during the year to ensure compliance with our proxy voting policies and procedures.

ISS provides two options for how proxy ballots are executed:

1.	Implied Consent: ISS executes ballots on FTCM’s behalf based on policy guidelines chosen at the time FTCM entered into the relationship with ISS.

2.	Mandatory Signoff: ISS is not permitted to mark or process any ballot on FTCM’s behalf without first receiving FTCM’s specific voting instructions via ProxyExchange.

FTCM has opted for Option 1. Implied Consent and in so doing has chosen to allow ISS to vote proxies on its behalf “with management’s recommendations.” FTCM has the option, however, to change its vote from the “with management’s recommendations” default at any point prior to the voting deadline if the portfolio managers following the subject company determine it is in the best interests of the Funds and their shareholders to do so. In those instances when the subject company’s management has not provided a voting recommendation, FTCM will either vote based on its own determination of what would align most closely with the best interests of the Funds and their shareholders or will opt to allow ISS to submit an “abstain” vote on its behalf. In addition, in those limited instances when share blocking3 may apply, FTCM has instructed ISS not to cast a vote on FTCM’s behalf unless FTCM provides specific instructions via ProxyExchange.

3 Proxy voting in certain countries requires share blocking. Shareholders wishing to vote their proxies must deposit their shares shortly before the meeting date with a designated depositary. During this blocking period, any shares held by the designated depositary cannot be sold until the meeting has taken place and the shares have been returned to FTCM’s custodian banks. FTCM generally opts not to participate in share blocking proxies given these restrictions on their ability to trade.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

FUND OF FUNDS-SPECIFIC POLICIES AND PROCEDURES

Several of the Funds are “Fund of Funds” that invest primarily in general or limited partnerships or other private investment vehicles (collectively, “Investment Funds”). While it is unlikely that the Fund of Funds will receive notices or proxies from Investment Funds, to the extent that the Fund of Funds do receive such notices or proxies and the Fund of Funds have voting interests in such Investment Funds, the responsibility for decisions regarding proxy voting for securities held by the Fund of Funds lies with FTCM as their advisor. FTCM will vote such proxies in accordance with the proxy policies and procedures noted above.

REGISTERED INVESTMENT COMPANIES-SPECIFIC POLICIES AND PROCEDURES

Each Fund that is registered under the Act is required to file Form N-PX annually, with its complete proxy voting record for the twelve (12) months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing is available (i) without charge, upon request, from the Fund’s administrator or (ii) by visiting the SEC’s website at www.sec.gov.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	(1) The following table provides biographical information about the members of First Trust Capital Management L.P. (the “Investment Adviser”), who are primarily responsible for the day-to-day portfolio management of First Trust Enhanced Private Credit Fund as of the date of filing this report:

Name of Portfolio Management Team Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Portfolio Management Team Member
Michael Peck	Chief Executive Officer & Co-Chief Investment Officer	Since Inception	Chief Executive Officer and Co-CIO, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012 – Present); President and Co-CIO, Vivaldi Capital Management LP (formerly, Vivaldi Capital Management, LLC) (2012 – March 2024)	Portfolio Management
Brian Murphy	Co-Chief Investment Officer	Since Inception	Co-Chief Investment Officer and Portfolio Manager, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2014 – Present), Portfolio Manager, Vivaldi Capital Management LP (formerly, Vivaldi Capital Management, LLC) (2014 – March 2024)	Portfolio Management
Robert O’Hara	Principal, Portfolio Manager	Since June 2025	Principal, Portfolio Manager, First Trust Capital Management L.P. (January 2022 – Present); Investment Analyst and Trader, LBMC Investment Advisors (December 2018 – December 2021)	Portfolio Management

(a)	(2) The following table provides information about portfolios and accounts, other than First Trust Enhanced Private Credit Fund, for which the members of the Portfolio Management team listed above are primarily responsible for the day-to-day portfolio management as of the end of the period covered by this report:

Name of Portfolio Management Team Member	Number of Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:			Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Michael Peck	1 Account $71.30M	11 Accounts $523.6M	0 Accounts	7 Accounts $5,355.23M	4 Accounts $85.24M	0 Accounts
Brian Murphy	1 Account $71.30M	11 Accounts $523.6M	0 Accounts	7 Accounts $5,355.23M	11 Accounts $143.25M	0 Accounts
Robert O’Hara	0 Accounts	3 Accounts $56.30M	0 Accounts	1 Account $3,951.75M	1 Account $25.83M	0 Accounts

Conflicts of Interest

The Investment Adviser and Portfolio Managers may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in the Investment Adviser or Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Adviser seeks to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Most other accounts managed by a Portfolio Manager are managed using the same investment models that are used in connection with the management of the Fund.

If the Investment Adviser or Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

The Investment Adviser have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)	(3) The below information is provided as of March 31, 2026.

Mr. Peck and Mr. Murphy receive base salaries and bonuses, neither of which is based on performance, and are eligible to avail themselves of life insurance, medical and dental benefits offered to all First Trust Capital Management L.P. employees and to participate in First Trust Capital Management L.P.’s 401(k) plan. In addition, they are limited partners of VFT Holdings LP and receive compensation based on the overall profitability of the firm and its affiliates. Mr. O'Hara receives a fixed salary and a discretionary bonus, based on individual and firm level performance. In addition, he owns interests in First Trust Capital Management L.P. and receives compensation based on the overall profitability of the firm. He also participates in a 401(k) program and receives medical/dental insurance benefits on the same basis as other employees of First Trust Capital Management L.P.

(a)	(4) The following is listing of the dollar range of shares beneficially owned by each Portfolio Management Team Member as of the end of the period covered by this report:

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member:
Michael Peck	$100,001 - $500,000
Brian Murphy	None
Robert O’Hara	None

(b)	Not applicable.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)	Not applicable.

(b)	Not applicable.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

ITEM 16. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by Item 2 is attached hereto.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4) There were no written solicitations.

(a)(5) There was no change to the registrant’s independent public accountant.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Enhanced Private Credit Fund

By (Signature and Title)*	/s/ Michael Peck
Michael Peck, President
(Principal Executive Officer)

Date	June 9, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Peck
Michael Peck, President
(Principal Executive Officer)

Date	June 9, 2026

By (Signature and Title)*	/s/ Chad Eisenberg
Chad Eisenberg, Treasurer
(Principal Financial Officer)

Date	June 9, 2026

* Print the name and title of each signing officer under his or her signature.